UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2026
Date of Report (date of earliest event reported)
___________________________________
First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
                    ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.
On February 24, 2026, First Watch Restaurant Group, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended December 28, 2025. A copy of the release is attached as Exhibit 99.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2026, Mel Hope, the Company’s Chief Financial Officer and Treasurer, informed the Company of his intent to retire from his position as Chief Financial Officer and Treasurer after nearly eight years of distinguished service and leadership with the Company. The Company is conducting a process to identify his successor, looking at both internal and external candidates. It is expected that Mr. Hope will remain as Chief Financial Officer and Treasurer until his successor is in place, and to serve as an advisor to the Company for a period of time thereafter to ensure a smooth transition.
A copy of the press release dated February 24, 2026 announcing the retirement of Mr. Hope is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The Company has also posted a supplemental information presentation to its website at investors.firstwatch.com, which is attached as Exhibit 99.2 and incorporated herein by reference.
The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated February 24, 2026, announcing financial results for fourth fiscal quarter and fiscal year ended December 28, 2025
99.2	Press Release of First Watch Restaurant Group, Inc. dated February 24, 2026
99.3	Supplemental Information Presentation for the fourth fiscal quarter and fiscal year ended December 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of February, 2026.

First Watch Restaurant Group, Inc. (Registrant)

By:	/s/ Mel Hope
Name:	Mel Hope
Title:	Chief Financial Officer and Treasurer